UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2020

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware		001-38289	26-1119726
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification Number)

4655 Great America Parkway
Santa Clara,	California		95054
(Address of Principal Executive Office)			(Zip Code)
Registrant's telephone number, including area code: (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVYA	New York Stock Exchange

Item 1.01 Entry into a Material Definitive Agreement

Bond Offering

On September 25, 2020, Avaya Inc. (the “Company”), a Delaware corporation and a wholly-owned subsidiary of Avaya Holdings Corp. (“Avaya”), closed its previously announced offering (the “Offering”) of $1 billion aggregate principal amount of its 6.125% Senior First Lien Notes due 2028 (the “Notes”). The Notes were issued pursuant to an indenture, dated as of September 25, 2020 (the “Indenture”), among the Company, the guarantors party thereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and notes collateral agent. Interest is payable on the Notes on March 15 and September 15 of each year, commencing on March 15, 2021 until their maturity date of September 15, 2028 (the “Maturity Date”).
The Indenture and the Notes provide, among other things, that the Notes are the Company’s senior secured obligations. The Notes are guaranteed on a senior secured basis by Avaya and each of the Company’s wholly-owned domestic subsidiaries that guarantee the Company’s term loan credit facility (the “Term Loan Facility”) under the Company’s Term Loan Credit Agreement dated as of December 15, 2017 (as amended by that Amendment No. 1 dated as of June 18, 2018, the “Term Loan Credit Agreement”) and asset-based revolving credit facility (“ABL Facility”) under the Company’s ABL Credit Agreement dated as of December 15, 2017 (the “ABL Credit Agreement”). The Notes and related guarantees will be secured on a first lien basis by substantially all assets of the Company and the Guarantors (other than any Excluded Collateral (as defined in the Indenture) or ABL Priority Collateral (as defined below)) which assets will also secure the Company’s and each Guarantor’s obligations under the Term Loan Facility ratably on a pari passu basis, subject to permitted liens. The Notes and related guarantees will be also be secured on a second-lien basis ratably on a pari passu basis with the Term Loan Facility, subject to permitted liens, by certain of the assets of the Company and the Guarantors that secure obligations under the ABL Facility on a first-lien basis (the “ABL Priority Collateral”).
The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of its restricted subsidiaries to: incur or guarantee additional indebtedness or issue disqualified stock or certain preferred stock; pay dividends and make other distributions or repurchase stock; make certain investments; create or incur liens; sell assets; enter into restrictions affecting the ability of restricted subsidiaries to make distributions, loans or advances or transfer assets to the Company or the Guarantors; enter into certain transactions with the Company’s affiliates; designate restricted subsidiaries as unrestricted subsidiaries; and merge, consolidate or transfer or sell all or substantially all of the Company’s or the Guarantors’ assets. These covenants are subject to a number of important exceptions and qualifications.

The Company may redeem the Notes at any time, in whole or in part, prior to the Maturity Date. The redemption price for Notes that are redeemed before September 15, 2023 will be equal to 100% of the principal amount thereof, together with any accrued and unpaid interest, if any, to, but excluding, the redemption date, plus a make-whole premium. The redemption price for Notes that are redeemed on or after September 15, 2023 will be equal to the redemption prices set forth in the Indenture, together with any accrued and unpaid interest if any, to, but excluding, the redemption date. In addition, the Company may redeem up to 40% of the Notes using the proceeds of certain equity offerings completed before September 15, 2023.

The Indenture contains customary events of default.

The Notes and the related guarantees were offered and sold in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes and the related guarantees were offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. The Notes and the related guarantees have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction. Unless so registered, the Notes and the related guarantees may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities or blue sky laws. The Company and Avaya do not intend to file a shelf registration statement for the resale of the Notes and the related guarantees.

Term Loan Credit Agreement Amendment

On September 25, 2020, the Company also entered into that certain Amendment No. 2 to the Term Loan Credit Agreement (the “Amendment No. 2”), pursuant to which the maturity of $800 million in principal amount of the first lien term loans outstanding under the Term Loan Credit Agreement was extended from December 2024 to December 2027. The Amendment No. 2 also made certain other changes to the Term Loan Credit Agreement, including with respect to the change of control provisions in the Term Loan Credit Agreement.

Concurrently with the effectiveness of the Amendment No. 2, the Company also used the proceeds of the Notes to repurchase and prepay the first lien term loans in an aggregate principal amount of $980,812,500 that did not extend their maturity pursuant to such Amendment No. 2.

ABL Credit Agreement Amendment

On September 25, 2020, the Company also entered into that certain Amendment No. 1 to the ABL Credit Agreement (the “Amendment No. 1”), pursuant to which the maturity of the ABL Facility was extended from December 2022 to September 2025, subject to customary adjustments to the extent certain indebtedness matures prior to such date. The total commitments under the ABL Facility were also reduced from $300 million to $200 million. The extended ABL Facility will bear interest rate pursuant to a pricing grid with LIBOR interest margins ranging from 1.75% to 2.25%, determined based on the historical excess availability under the ABL Facility.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01 Other Events

Closing Press Release

On September 25, 2020, Avaya issued a press release to announce the closing of the Offering, the partial repayment of the Term Loan Facility and the amendments of the Term Loan Facility and the ABL Facility. A copy of this press release is filed hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit	Exhibit Name
99.1
Press Release, dated September 25, 2020, entitled “Avaya Announces Closing of its Senior First Lien Notes Offering, Offer to Repurchase and Extend Maturity of First Lien Term Loans and Extension of Maturity of ABL Facility.”

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: September 25, 2020	By:	/s/ Kieran J. McGrath
	Name:	Kieran J. McGrath
	Title:	Executive Vice President and Chief Financial Officer